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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported)    JULY 3, 1997
                                                               ------------


                             PRINTRAK INTERNATIONAL INC.
                (Exact name of Registrant as specified in its charter)




          DELAWARE                    000-20719             33-0070547
     ----------------------------------------------------------------------
    (State or other jurisdiction    (Commission           (IRS Employer
         of incorporation)           File Number)       Identification No)




        1250 NORTH TUSTIN AVENUE, ANAHEIM,  CALIFORNIA             92807
     ----------------------------------------------------------------------
           (Address of principal executive offices)              (Zip Code)



          Registrant's telephone number, including area code (714) 238-2000
                                                             --------------


                                    NOT APPLICABLE
                                   ----------------
            (Former name or former address, if changed since last report)

                                     Page 1 of 4

                               Exhibit Index on Page 3

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ITEM 5.  OTHER EVENTS

    On July 3, 1997, Printrak International Inc. (the "Company") announced that it has accepted the resignation of Kevin P. McDonnell as Chief Financial Officer and Director of the Company. Richard M. Giles, the Company's President and Chief Executive Officer will assume the duties of Chief Financial Officer pending the completion of the Company's search for a replacement for Mr. McDonnell. Mr. McDonnell has indicated to the Company that he resigned to pursue other opportunities.


ITEM 7.  EXHIBITS

EXHIBIT NO.   DESCRIPTION

99.1          Press Release dated July 3, 1997



                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             PRINTRAK INTERNATIONAL INC.




Date:  July 8, 1997          By:       /S/ DANIEL J. DRISCOLL
                                 ---------------------------------------
                                 Daniel J. Driscoll
                                 Vice President of Engineering and Product
                                 Marketing

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                                    EXHIBIT INDEX


                                                                     SEQUENTIAL
EXHIBIT NO.             DESCRIPTION                                   PAGE NO.
-----------             -----------                                  ----------


99.1                    Press Release dated July 3, 1997                 4